SCHEDULE 14A INFORMATION

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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TCW FUNDS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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TCW FUNDS, INC.

865 South Figueroa Street

Los Angeles, California 90017

TCW Balanced Fund

TCW Concentrated Value Fund

TCW Dividend Focused Fund

TCW Growth Fund

TCW Growth Equities Fund

TCW Large Cap Growth Fund

TCW Relative Value Large Cap Fund

TCW Relative Value Small Cap Fund

TCW Select Equities Fund

TCW Small Cap Growth Fund

TCW Value Opportunities Fund

TCW Core Fixed Income Fund

TCW High Yield Bond Fund

TCW Money Market Fund

TCW Short Term Bond Fund

TCW Total Return Bond Fund

TCW Emerging Markets Equities Fund

TCW Emerging Markets Income Fund

TCW Aggressive Allocation Fund

TCW Conservative Allocation Fund

TCW Moderate Allocation Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on August 17, 2010

Notice is hereby given that a special meeting of shareholders of TCW Funds, Inc. (the “Company”) will be held at the JW Marriott Hotel, 900 West Olympic Blvd., Los Angeles, CA 90015, Tuesday, August 17, 2010 at 9:30 a.m. Pacific Daylight Time, to consider and vote on the following matters:

1.	Election of eleven directors of the Company, as named in the attached proxy statement, to serve on the Board of Directors until their successors have been duly elected and qualified; and

2.	Such other matters as may properly come before the special meeting or any adjournments or postponements thereof.

Shareholders of record as of the close of business on June 30, 2010 are entitled to notice of and to vote at the special meeting or any adjournment thereof. To assure your representation at the special meeting, please mark, sign and date your proxy card and return it in the envelope provided after reading the accompanying proxy statement.

By Order of the Board of Directors

PHILIP K. HOLL

Secretary

July 8, 2010

We urge you to promptly mark, sign and date the enclosed proxy and return it in the enclosed envelope thus enabling the Company to avoid unnecessary expense and delay. No postage is required if mailed in the United States. In addition to voting by mail you may also vote by telephone or via the internet. Instructions for these options are found on the enclosed proxy card materials. The proxy is revocable and will not affect your right to vote in person if you attend the special meeting.

TCW FUNDS, INC.

865 South Figueroa Street

Los Angeles, California 90017

PROXY STATEMENT

The accompanying proxy statement (the “Proxy Statement”) relates to all currently active series (each a “Fund”) of TCW Funds, Inc. (the “Company”). The Board of Directors (the “Board of Directors” or the “Board”) has fixed the close of business on June 30, 2010, as the record date for determination of shareholders entitled to notice of and to vote at the special meeting of shareholders or any adjournment or postponement thereof (the “Special Meeting”). This Proxy Statement and accompanying proxy card were first mailed to shareholders on or about July 12, 2010. If you held shares of more than one Fund on the record date, you will receive separate proxy cards for each Fund.

The Board is soliciting proxies from shareholders of each of the Funds with respect to the following proposals:

1.	To elect eleven directors of the Company, as named herein, to serve on the Board of Directors until their successors have been duly elected and qualified; and

2.	To take action on other business that may properly come before the Special Meeting.

The Board of Directors solicits and recommends your execution of the enclosed proxy card. Shares for which a properly signed proxy card is received will be represented at the Special Meeting and will be voted as instructed on the proxy card. Shareholders are urged to specify their choices by marking an “X” in the appropriate box on the proxy card. If no choices are specified, the shares represented will be voted as recommended by your Board of Directors. A shareholder may revoke a proxy at any time prior to its exercise by filing a written instrument revoking the proxy with the Secretary of the Company, or by submitting a proxy bearing a later date, or by attending and voting at the Special Meeting. However, attendance at the Special Meeting, by itself, will not revoke a previously submitted proxy.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on Tuesday, August 17, 2010. The Proxy Statement and the Company’s most recent annual report are available on the Internet at http://www.tcw.com. The Company will furnish, without charge, a copy of the Company’s annual report for its fiscal year ended October 31, 2009, and any more recent reports, to any Fund shareholder upon request. To request a copy, please write to the Company at 865 South Figueroa Street, Los Angeles, California 90017 or telephoning it at 1-877-829-4768. You may also call for information on how to obtain directions to be able to attend the Special Meeting and vote in person.

PROPOSAL 1. ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES

The purpose of this proposal is to elect the Board of Directors of the Company that will assume office immediately upon election by shareholders. At a Board of Directors meeting held on June 23, 2010, the current Directors of the Company unanimously nominated the eleven persons described below for election as Directors (each a “Nominee”). The Board is currently comprised of nine members. Nine of the Nominees (whose names are preceded by an asterisk (*) are currently members of the Board; two are not. All Nominees have agreed to stand for election, serve if elected and hold office for an unlimited term.

The Company’s Articles of Incorporation do not provide for the annual election of Directors. However, the current Directors wish to add Janet Kerr and Peter McMillan to the Board and may not do so without a shareholder vote because the Investment Company Act of 1940, as amended (the “1940 Act”), provides that the current Directors may not fill vacancies on the Board by appointment if, after the appointment, less than two-thirds of the Directors holding office would have been elected by the shareholders. Accordingly, the Board has called this Special Meeting to elect Ms. Kerr, Mr. McMillan, and three other current members of the Board who were previously appointed to the Board and to re-elect the six current members of the Board who were previously elected by the shareholders.

The following schedule sets forth certain information regarding each Nominee, including his or her age, address and positions with the Company, the length of time he or she has served as Director, the Nominee’s principal occupations during the past five years (his or her titles may have varied during the period), the total number of separate portfolios in the fund complex the Nominee would oversee if elected, and certain other board memberships held by the Nominee during the past five years.

Nominees who are not “interested persons” of the Company (as that term is defined in the 1940 Act ) are referred to as “Independent Directors.” Nominees who are “interested persons” of the Company under the 1940 Act are referred to as “Interested Directors.”

Independent Director Nominees

Name, Address, Age and Position with Fund(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen+	Other Directorships Held by Director During Past Five Years
* Samuel P. Bell (73) Director	Since 2002	Private Investor. Former President, Los Angeles Business Advisors (not-for-profit business organization).	22	Point 360 (post production services), Broadway National Bank (banking) and TCW Strategic Income Fund, Inc. (closed-end fund).

* Richard W. Call (85) Director	Since 1994	Private Investor.	22	TCW Strategic Income Fund, Inc. (closed-end fund).

* Matthew K. Fong (56) Director	Since 1999	President, Strategic Advisory Group (private equity and real estate consulting firm).	22	Seismic Warning Systems, Inc., PGP, LLP (private equity fund ) and TCW Strategic Income Fund, Inc. (closed-end fund), formerly, Director, Viata, Inc. (home entertainment products) and Zero Stage Capital (private equity fund).

* John A. Gavin (79) Director	Since 2001	Founder and Chairman of Gamma Holdings (international capital consulting firm).	22	Causeway Capital Management Trust (mutual fund), TCW Strategic Income Fund, Inc. (closed-end fund) and Hotchkis and Wiley Funds (mutual fund).

* Patrick C. Haden (57) Chairman of the Board	Since 2001	General Partner, Riordan, Lewis & Haden (private equity firm).	22	Tetra Tech, Inc. (environmental consulting) and TCW Strategic Income Fund, Inc. (closed-end fund), until 2009, Director, Indy Mac Mortgage Holdings (mortgage banking)

Janet E. Kerr (55) Nominee	N/A	Professor of Law and Executive Director Geoffrey H. Palmer Center for Entrepreneurship and the Law. Pepperdine University School of Law.	N/A	La-Z-Boy Furniture Incorporated (residential furniture producer), CKE Restaurants, Inc. (casual dining restaurants) and TCW Strategic Income Fund, Inc. (closed-end fund)

Name, Address, Age and Position with Fund(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen+	Other Directorships Held by Director During Past Five Years
Peter McMillan (52) Nominee	N/A	Co-founder and Managing Partner, Willowbrook Capital Group, LLC (investment advisory firm) and Co-founder and Executive Vice President of KBS Capital Advisors (a manager of real estate investment trusts).	N/A	KBS Real Estate Investment Trust I and KBS Real Estate Investment Trust II (real estate investments), Steinway Musical Instruments, Inc. (musical instruments manufacturing), Metropolitan West Funds (mutual funds) and TCW Strategic Income Fund, Inc. (closed-end fund)

* Charles A. Parker (75) Director	Since 2003	Private Investor.	22	Horace Mann Educators Corp. (insurance corporation), Burridge Center for Research in Security Prices (Leeds School of Business, University of Colorado) and TCW Strategic Income Fund, Inc. (closed end fund), until 2006, Director, Amerindo Funds (mutual fund).

(1)	The address of each Independent Director is c/o Bingham McCutchen LLP, Counsel to the Independent Directors, 355 South Grand Avenue, Los Angeles, CA 90071.
(2)	If elected, each of the Nominees will serve until his or her successor is elected and qualified or until his or her resignation, death or removal.
*	This Nominee is currently a Director of the Company.
+	“Fund Complex” means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services, and (ii) share the same investment adviser or principal underwriter.

Interested Director Nominees(3)

Name, Address, Age and Position with Fund	Term of Office and Length of Time Served(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen++	Other Directorships Held by Director During Past Five Years
*Charles W. Baldiswieler (52) Director, President and Chief Executive Officer c/o Trust Company of the West 865 South Figueroa Street Los Angeles, CA 90017	Since 2009	Group Managing Director, TCW Investment Management Company, TCW Asset Management Company and Trust Company of the West.	22	TCW Strategic Income Fund, Inc. (closed-end fund).

*Thomas E. Larkin, Jr. (70) Director c/o Trust Company of the West 865 South Figueroa Street Los Angeles, CA 90017	Since 1992	Vice Chairman, TCW Investment Management Company, The TCW Group, Inc., TCW Asset Management Company and Trust Company of the West.	22	Automobile Club of Southern California (motorist association)

*Marc I. Stern (66) Director c/o Trust Company of the West 865 South Figueroa Street Los Angeles, CA 90017	Since 1992	Chief Executive Officer and Chairman, TCW Investment Management Company; Vice Chairman and Chief Executive Officer, The TCW Group, Inc. and TCW Asset Management Company; and Vice Chairman, Trust Company of the West.	22	Qualcomm Incorporated (wireless communications)

(3)

Each of these directors is an “interested person” of the Company as defined in the 1940 Act, because they are directors and officers of TCW Investment Management Company, the Company’s investment advisor (“Advisor”) and shareholders and directors of The TCW Group, Inc. the parent company of the Advisor.

(4)	Each of the Nominees currently serving as a Director of the Company serves until his or her successor is elected and qualified or until his or her resignation, death or removal.
*	This Nominee is currently a Director of the Company.
++	“Fund Complex” means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services, and (ii) share the same investment adviser or principal underwriter.

All proxies will be voted in favor of the Nominees listed in this Proxy Statement unless a contrary indication is made. If, prior to the Special Meeting, any Nominee becomes unable to serve, the proxies which would have otherwise been voted for such Nominee will be voted for such substitute nominee as may be selected by the Board of Directors.

Ownership of Securities

The following table sets forth the equity ownership of Nominees in the Fund and in the Fund Complex as of December 31, 2009. The code for the dollar range of equity securities owned by nominees is: (a) $1 to $10,000; (b) $10,001—$50,000; (c) $50,001—$100,000; and (d) over $100,000. As of the date of this Proxy Statement, neither Ms. Kerr nor Mr. McMillan owned any securities of any of the Funds.

Name of Nominee	Dollar Range of Equity Securities In the Fund	Aggregate Dollar Range of Equity Securities in Fund Complex
Independent Director Nominees

Samuel P. Bell	TCW Select Equities Fund (b) TCW Value Opportunities Fund (b)	(c	)

Richard W. Call	TCW Conservative Allocation Fund (d)	(d	)

Matthew K. Fong	TCW Emerging Markets Income Fund (d) TCW Concentrated Value Fund (c) TCW Small Cap Growth Fund (d) TCW Total Return Bond Fund (d)	(d	)

John A. Gavin	TCW Select Equities Fund (d)	(d	)

Patrick C. Haden	TCW Dividend Focused Fund (b) TCW Emerging Markets Income Fund (a) TCW Relative Value Large Cap Fund (b) TCW Total Return Bond Fund (c) TCW Value Opportunities Fund (b)	(d	)

Charles A. Parker	TCW Money Market Fund (c) TCW Value Opportunities Fund (c)	(d	)

Interested Director Nominees

Charles W. Baldiswieler	TCW Money Market Fund (c) TCW Value Opportunities Fund (c)	(d	)

Thomas E. Larkin, Jr	TCW Dividend Focused Fund (d) TCW High Yield Bond Fund (d) TCW Total Return Bond Fund (d) TCW Value Opportunities Fund (d)	(d	)

Marc I. Stern	TCW Core Fixed Income Fund (d) TCW High Yield Bond Fund (d) TCW Money Market Fund (c) TCW Select Equities Fund (d) TCW Small Cap Growth Fund (b) TCW Total Return Bond Fund (b)	(d	)

None of the Independent Director Nominees, or any other member of their immediate family, owned beneficially or of record, any securities in an investment adviser or principal underwriter of a Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of a Fund as of June 30, 2010.

Compensation for Directors

The Company pays each Independent Director an annual fee of $45,000 plus a per joint meeting fee of $1,750 for meetings of the Board of Directors or Committees of the Board of Directors attended by the director, prorated among the Funds. The Chairman of the Audit Committee also receives a $15,000 annual retainer, the Chairman of the Nominating Committee receives an additional $1,500 annual retainer and the Independent Chairman of the Company receives an additional $22,500 annual retainer. Directors are also reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers who are employed by the Advisor or an affiliated company thereof receive no compensation nor expense reimbursement from the Company. Directors do not receive any pension or retirement benefits as a result of their service as a director of the Company.

The following table indicates the compensation paid to the Independent Directors by the Company for the fiscal year ended October 31, 2009. The table also indicates the compensation paid to the Independent Directors for the calendar year ended December 31, 2009 by the TCW Strategic Income Fund, Inc. (“TSI”). TSI is included because the Company’s Advisor also serves as TSI’s investment adviser.

Name of Independent Director*	Aggregate Compensation From the Company	Total Compensation from the Company and TSI
Samuel P. Bell	$76,750	$91,250

Richard W. Call	$63,210	$77,710

Matthew K. Fong	$58,000	$71,750

John A. Gavin	$61,750	$76,250

Patrick C. Haden	$84,250	$98,750

Charles A. Parker	$61,750	$76,250

*	Ms. Kerr and Mr. McMillan did not receive any compensation from the Company or TSI because neither of them served as a Director of the Company during these periods.

The Board of Directors normally meets at least quarterly at regularly scheduled meetings. During the fiscal year ended October 31, 2009, the Board met 4 times. Each incumbent Nominee attended at least 75% of the meetings of the Board held during the last fiscal year, including the meetings of the Board’s standing Committees on which such Director was a member. The Fund does not hold annual meetings, and therefore the Board of Directors does not have a policy with regard to Director attendance at such meetings.

Leadership Structure

The Board is responsible for the overall management of the Company, including general supervision of the duties performed by the Advisor and other service providers in accordance with the provisions of the 1940 Act, other applicable laws and the Company’s Articles of Incorporation and By-Laws. The Board meets in regularly scheduled meetings throughout the year. It is currently composed of nine Directors, including six Independent Directors. As discussed below, the Board has established three committees to assist the Board in performing its oversight responsibilities.

The Board has appointed an Independent Director to serve as its Chairman. The Chairman’s primary role is to set the agenda of the Board and determine what information is provided to the Board with respect to matters to be acted upon by the Board. The Chairman presides at all meetings of the Board and leads the Board through its various tasks. The Chairman also acts as a liaison with management in carrying out the Board’s functions. The Chairman also performs such other functions as may be requested by the Board from time to time. The designation of Chairman does not impose any duties, obligations or liabilities that are greater than the duties, obligations or liabilities imposed on such person as a member of the Board, generally.

The Company has determined that the Board’s leadership structure is appropriate given the characteristics and circumstances of the Company, including such matters as the number of Funds in the Fund Complex, the types of Funds that comprise the Company (e.g., equity and fixed income), the net assets of the Company, the committee structure of the Company and the distribution arrangements of the Company.

Risk Oversight

Through its direct oversight role, and indirectly through its Committees, the Board performs a risk oversight function for the Company consisting, among other things, of the following activities:

General Oversight. The Board regularly meets with the officers of the Company and representatives of key service providers to the Company, including the Advisor, administrator, distributor, transfer agent, custodian and independent registered public accounting firm to review and discuss the operational activities of the Company and to provide direction with respect thereto.

Compliance Oversight. The Board reviews and approves the procedures of the Company established to ensure compliance with applicable federal securities laws. The Board keeps informed about how the Company’s operations conform to its compliance procedures through regular meetings with, and reports received from the Company’s Chief Compliance Officer, and other officers.

Investment Oversight. The Board monitors Fund performance during the year through regular performance reports from management with references to appropriate performance measurement indices and the performance of similar funds. The Board also receives focused performance presentations on a regular basis, including special written reports and oral presentations by portfolio managers. In addition, the Board monitors each Fund’s investment practices and reviews its investment strategies with management and receives focused presentations.

Valuation Oversight. The Board has approved the valuation methodologies used in establishing the daily values of the Company’s assets and monitors the accuracy with which the valuations are carried out. The Board receives regular reports on the use of fair value prices and monitors the effectiveness of the Company’s valuation procedures.

Financial Reporting. Through its Audit Committee, the Board meets regularly with the Company’s independent registered public accounting firm to discuss financial reporting matters, the adequacy of the Company’s internal controls over financial reporting, and risks to accounting and financial reporting matters.

Board Committees

The Board has a standing Audit Committee, Executive Committee and Nominating Committee.

The Audit Committee makes recommendations to the Board of Directors concerning the selection of the independent auditors and reviews with the auditors the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls and compliance by the Company with the accounting, recording and financial reporting requirements of the 1940 Act. The Audit Committee also reviews compliance with the Code of Ethics by the executive officers, directors and investment personnel of the Advisor. The Audit Committee’s current members are Messrs. Bell, Call, Fong, Gavin, Haden and Parker. During the fiscal year ended October 31, 2009, the Audit Committee held four meetings.

The Executive Committee has the same powers as the Board of Directors except the power to declare dividends or other stock distributions, elect directors, authorize the issuance of stock except as permitted by statute, recommend to the shareholders any action requiring their approval, to amend the By-Laws or approve any merger or share exchange not requiring shareholder approval. The Executive Committee’s current members are Messrs. Call, Haden and Stern. During the fiscal year ended October 31, 2009, the Executive Committee held no meetings.

The Nominating Committee has adopted a Nominating Committee Charter, a copy of which is attached to this Proxy Statement. The Nominating Committee makes recommendations to the Board of Directors regarding nominations for membership on the Board of Directors. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as independent directors, their independence from the Company’s investment advisor and other principal service providers. The Nominating Committee does not have any formal policy regarding diversity in identifying nominees for a directorship, but, considers it among the various factors relevant to any particular nominee. The Nominating Committee periodically reviews director compensation and recommends any appropriate changes to the Board. This Committee also reviews and may make recommendations to the Board of Directors relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Company and overseeing the management of the Company. The current members of the Company’s Nominating Committee are Messrs. Bell, Call, Fong, Gavin, Haden and Parker. During the fiscal year ended October 31, 2009, the Nominating Committee held four meetings.

The following is a brief discussion of the particular experience, qualifications, attributes or skills that led the Board to conclude that each person identified below should serve as a Director of the Company.

Generally, no one factor was decisive in the original selection of the Directors to the Board, nor in the nomination of the Nominee. Qualifications considered by the Board to be important to the selection and retention of Directors include the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s educational background and accomplishments; (iii) the individual’s experience and expertise performing senior policy-making functions in business, government, education, accounting, law and/or administration; (iv) how the individual’s expertise and experience would contribute to the mix of relevant skills and experience on the Board; (v) the individual’s ability to work effectively with the other members of the Board; and (vi) the individual’s ability and willingness to make the time commitment necessary to serve as an effective director. In addition, the individual’s ability to review and critically evaluate information, to evaluate fund service providers, to exercise good business judgment on behalf of fund shareholders, prior service on the Board, and familiarity with the Company are considered important assets.

Charles W. Baldiswieler. Mr. Baldiswieler is a Group Managing Director of the Advisor, TCW Asset Management Company and Trust Company of the West and serves on the board of TSI, a publicly-traded closed end fund. He has over 20 years of experience in the investment industry and prior to joining TCW in 1995 he was Director of Marketing for Jensworld, King and Associates (Houston, Texas). Prior to that he headed the Investment Marketing Department at Bank One Trust (Houston, Texas).

Samuel P. Bell. Mr. Bell, Chairman of the Audit Committee, is a private investor and serves on the boards of Post 360, a post production services company, Broadway National Bank, and TSI, a publicly-traded closed end fund. He previously was

President of Los Angeles Business Advisors, a not-for-profit business organization. Prior to 1996, Mr. Bell served as the Area Managing Partner of Ernst & Young, a public accounting firm, for the Pacific Southwest Area.

Richard W. Call. Mr. Call, Chairman of the Nominating Committee, is a private investor and serves on the board of TSI, a publicly-traded closed end fund, since the fund’s inception in 1987. Previously, Mr. Call was President of the Seaver Institute, a private foundation.

Matthew K. Fong. Mr. Fong is President of Strategic Advisory Group, a private equity and real estate consulting firm. He also serves on the boards of Seismic Warning Systems, Inc., PGP, LLP, a private equity fund and TSI, a publicly-traded closed end fund. Mr. Fong is also on the Pepperdine University Board of Regents and the Southwestern School of Law Board of Trustees. Mr. Fong is Of Counsel to Sheppard, Mullin, Richter & Hamilton, a Los Angeles law firm. From 1995 to 1998 Mr. Fong served as Treasurer of the State of California.

John A. Gavin. Mr. Gavin is founder and Chairman of Gamma Holdings, an international capital consulting firm and serves on the boards of Causeway Capital Management Trust and the Hotchkis and Wiley Funds, mutual fund complexes, and TSI, a publicly-traded closed end fund. From 1981 to 1986, Mr. Gavin served as the United States Ambassador to Mexico.

Patrick C. Haden. Mr. Haden, the Independent Chairman of TCW Funds, Inc., is a General Partner in Riordan, Lewis & Haden, a private equity fund and serves on the boards of Tetra Tech, Inc., an environmental consulting company, and TSI, a publicly-traded closed end fund, of which he is also the Independent Chairman. Mr. Haden is a Rhodes Scholar and is also a member of the Board of Trustees of the University of Southern California.

Janet E. Kerr. Ms. Kerr serves on the board of CKE, Inc. Restaurants, a casual dining restaurant company, La-Z-Boy Incorporated, a residential furniture producer, Tilly’s Inc., a privately held retailer of apparel and accessories, and TSI, a publicly-traded closed end fund. Ms. Kerr is also a Professor of Law at Pepperdine University School of Law and is the founder and Executive Director of the Geoffrey H. Palmer Center for Entrepreneurship and the Law at the Pepperdine University School of Law. Ms. Kerr has founded several technology companies and is a well known author in the areas of securities, corporate law and corporate governance, having published several articles and a book on the subjects. She is also a member of the National Association of Corporate Directors and Women Corporate Directors.

Thomas E. Larkin, Jr. Mr. Larkin is Vice Chairman of the Advisor, TCW Asset Management Company, Trust Company of the West and The TCW Group, Inc. and serves on the board of the Automobile Club of Southern California, a motorist association. He is also a member of the Board of Trustees of the University of Notre

Dame, Loyola Marymount University and Mount Saint Mary’s College. He also serves on the boards of several philanthropic organizations including the Los Angeles Orthopedic Hospital Foundation, Childrens Hospital of Los Angeles, the Heart & Lung Surgery Foundation, American Red Cross and is a member of the Finance Council and Investment Committee of the Archdiocese of Los Angeles.

Peter McMillan. Mr. McMillan is the Co-founder and Managing Partner of Willowbrook Capital Group, LLC, an investment advisory firm, and co-founder and Executive Vice President of KBS Capital Advisors, a manager of real estate investment trusts. He serves on the boards of KBS Real Estate Investment Trusts I and II, real estate investment trusts, Steinway Musical Instruments, Inc., a manufacturer of musical instruments, the Metropolitan West Funds, a mutual fund complex, and TSI, a publicly-traded closed end fund. Prior to forming Willowbrook Capital Group in 2000, Mr. McMillan served as the executive vice president and chief investment officer of Sun America Investments, Inc. Prior to 1989, he served as assistant vice president for Aetna Life Insurance for Aetna Life Insurance and Annuity Company with responsibility for the company’s fixed income portfolios.

Charles A. Parker. Mr. Parker is a private investor and serves on the boards of Horace Mann Educators Corp., an insurance corporation, the Burridge Center for Research in Security Prices (Leeds School of Business, University of Colorado) and TSI, a publicly-traded closed end fund. Previously Mr. Parker was an executive vice president and director of the Continental Corporation and chairman and chief executive officer of Continental Asset Management Corporation.

Marc I. Stern. Mr. Stern is Chief Executive Officer and Chairman of the Advisor, Chief Executive Officer and Vice Chairman of TCW Asset Management Company and The TCW Group, Inc. and Vice Chairman of Trust Company of the West. He is a member of the Management Committee of Société Générale Group and Chairman of Société Générale’s Global Investment Management and Services (GIMS) North American unit. Mr. Stern serves on the board of Qualcomm Inc. and is a Director of Rockefeller & Co., Inc. In addition, he is a member of the Advisory Board and an owner of the Milwaukee Brewers Baseball Club. Prior to joining TCW in 1990, Mr. Stern was President of Sun America, Inc. He is Chairman and Chief Executive Officer of the Los Angeles opera. He also serves on the boards of several philanthropic organizations including the Performing Arts Center of Los Angeles County, the John F. Kennedy Center for the Performing Arts, the Museum of Contemporary Art in Los Angeles and the California Institute of Technology. Mr. Stern was recently appointed as a “Commandeur de l’Ordre National du Mérite” by the President of France.

The Nominating Committee will consider potential director candidates recommended by shareholders provided that the proposed candidates satisfy the director qualification requirements provided in the Company’s Directors Nominating and Qualification Charter and are not “interested persons” of the Company within the meaning of the 1940 Act, which is attached to this Proxy Statement as Appendix A.

Officers

The following information relates to the executive officers of the Company who are not Directors of the Company. The business address of each is 865 South Figueroa Street, Los Angeles, California 90017.

Name	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years*
Michael E. Cahill (59)	Senior Vice President, General Counsel and Assistant Secretary	Executive Vice President, General Counsel and Secretary, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; General Counsel, TCW Strategic Income Fund, Inc.

Peter A. Brown (54)	Senior Vice President	Managing Director, the Advisor, The TCW Group Inc., Trust Company of the West and TCW Asset Management Company; Senior Vice President, TCW Strategic Income Fund, Inc.

Hilary G.D. Lord (53)	Senior Vice President, Chief Compliance Officer	Managing Director and Chief Compliance Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Senior Vice President and Chief Compliance Officer, TCW Strategic Income Fund, Inc.

Philip K. Holl (60)	Secretary and Associate General Counsel	Senior Vice President and Associate General Counsel, the Advisor, Trust Company of the West and TCW Asset Management Company; Secretary, TCW Strategic Income Fund, Inc.

David S. DeVito (47)	Treasurer and Chief Financial Officer	Executive Vice President and Chief Administrative Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Director, Treasurer and Chief Financial Officer, TCW Strategic Income Fund, Inc.

*	Positions with The TCW Group, Inc. and its affiliates may have changed over time.

Shareholder Approval

The Nominees for election as Directors at the Special Meeting will be elected by a plurality of the total votes cast at a meeting of shareholders by the holders of shares present in person or by proxy and entitled to vote on such action. This proposal applies on a Company-wide basis, and all Funds and classes will vote together on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES

OTHER MATTERS

The proxy holders have no present intention of bringing before the Special Meeting for action any matters other than those specifically referred to above, nor has the management of the Company any such intention. Neither the proxy holders nor the management of the Company is aware of any matters which may be presented by others. If any other business properly comes before the Special Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

VOTING AND OTHER INFORMATION

Voting Requirements

For purposes of this Special Meeting, a quorum is present to transact business if the holders of one-third of the outstanding shares of the Fund entitled to vote at the Special Meeting are present in person or by proxy. For purposes of determining the presence of a quorum at the Special Meeting, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present. Assuming a quorum is present, a plurality of the votes cast at the Special Meeting is required to elect each of the Directors. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on the vote for Proposal 1.

The total number of shares outstanding as of the Record Date is provided in Appendix B.

Adjournment

If the necessary quorum to transact business at the Special Meeting is not obtained, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than 30 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present at the Special Meeting in person or by proxy. If the necessary quorum is not obtained, the persons named as proxies will vote in favor of the adjournment. Any such adjournment will require the affirmative vote of a majority of the shares present at the Special Meeting in person or by proxy. The persons named as will vote in favor of such adjournment those shares which they are entitled to vote which have voted in favor of all Nominees, and they will vote against any such adjournment those proxies which have voted against any of all Nominees.

Cost and Method of Proxy Solicitation

The cost of soliciting proxies for this Special Meeting of shareholders, consisting principally of printing and mailing expenses, will be borne by the Company and are estimated to be $75,000. The Altman Group, Inc. has been retained to assist with proxy solicitation activities. The Company will bear the cost of these services which is estimated to be $10,000 The solicitation of proxies will be by mail, which may be supplemented by additional solicitation by mail, the Internet, telephone, facsimile, telegram, personal interview or otherwise through officers and employees of the Company and its investment adviser or distributor without special compensation therefor. Banks, brokerage houses, nominees and other fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners and obtain authorization for the execution of proxies. The Company may reimburse brokers, banks and other fiduciaries for postage and reasonable expenses incurred by them in the forwarding of proxy material to beneficial owners of common stock.

Shareholders may sign and mail the proxy card(s) received with the proxy statement or may give voting instructions via touchtone telephone by following the instructions enclosed with the proxy card.

Shareholder Proposals

The Company does not hold regular annual shareholders’ meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholders’ meeting of the Company (if any) should send their written proposals to the Secretary of the Company at the address set forth on the cover of this Proxy Statement. Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. A shareholder who wishes to make a proposal at the next meeting of shareholders without including the proposal in the Company’s proxy statement must notify the Secretary of the Company in writing of such proposal within a reasonable time prior to the date of the meeting. If a shareholder fails to give timely notice, then the persons named as proxies in the proxies solicited by the Board for the next meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

Investment Advisor

TCW Investment Management Company, 865 South Figueroa Street, Los Angeles, California 90017, serves as the investment advisor for each Fund.

Administrator

State Street Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the administrator of the Company.

Distributor

TCW Funds Distributors, 865 South Figueroa Street, Los Angeles, California 90017, serves as the nonexclusive distributor of each class of the Company’s shares.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP (“Deloitte”), 350 South Grand Avenue, Los Angeles, California 90071 has been selected as the registered public accounting firm of the Company for its current fiscal year. Deloitte is responsible for auditing the annual financial statements of the Funds. Representatives of Deloitte are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Deloitte, in accordance with Independence Standards Board Standard No. 1 (“ISB No. 1”), has confirmed to the Audit Committee that Deloitte is an independent auditor with respect to the Company. Certain information concerning the fees and services provided by Deloitte to the Company and to the Advisor and its affiliates for the most recent fiscal year of the Company is provided below. For purposes of the following information, the Advisor and any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Company, are referred to as “Service Affiliates.”

Audit Fees. The aggregate fees billed for each of the last two fiscal years to the Company (the “Reporting Periods”) for professional services rendered by Deloitte for the audit and review of the Company’s annual financial statements, or services that are normally provided by Deloitte in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were as follows:

Fiscal Year Ended	Audit Fees
10/31/09	$462,100
10/31/08	$484,650

Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by Deloitte to the Company that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under paragraph (1) above were as follows:

Fiscal Year Ended	Audit-Related Fees
10/31/09	0
10/31/08	0

Tax Fees. The aggregate fees billed to the Company in the Reporting Periods for professional services rendered by Deloitte for tax compliance, tax advice and tax planning (“Tax Services”) were as follows:

Fiscal Year Ended	Tax Fees
10/31/09	$80,000
10/31/08	$80,000

All Other Fees. The aggregate fees billed to the Company in the Reporting Periods for products and services provided by Deloitte, other than the services reported in paragraphs (1) through (3) above, were as follows:

Fiscal Year Ended	All Other Fees
10/31/09	0
10/31/08	0

The aggregate non-audit fees billed by Deloitte for services rendered to the Service Affiliates for the last two fiscal years of the Company were $0 in 2008 and $2,629 in 2009, respectively.

The Company’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Company’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Company that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Pursuant to the Company’s Audit Committee Charter, the Audit Committee has adopted pre-approval policies and procedures to govern the pre-approval of (i) all audit services and permissible non-audit services to be provided to the Company by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to any Service Affiliates if the engagement directly relates to the Company’s operations and financial reporting.

In accordance with the Company’s policies, the Audit Committee is responsible for the engagement of the independent accountant to certify the Company’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided by the Company and its Service Affiliates, the policies provide that the Committee may pre-approve such services on a project-by-project basis as they arise.

The policies also permit the Committee to delegate authority to the Audit Committee Chairman (the “Designated Member”) to pre-approve any proposed non-audit services that have not been previously approved by the Committee, subject to certain conditions. Any action by the Designated Member in approving a requested non-audit service must be presented to the Audit Committee not later than at its next scheduled meeting. If the Designated Member does not approve the independent auditor’s provision of a requested non-audit service, the matter may be presented to the full Committee for its consideration and action.

Shareholder Reports

A copy of the Company’s most recent Annual Report is available without charge upon request by writing the Company at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 or telephoning it at 1-800- FUND-TCW.

Beneficial Share Ownership of Directors and Officers

As of the record date, June 30, 2010, the Directors and officers of the Company, as a group, beneficially owned less than 1% of the outstanding shares of each class of the Company.

Beneficial Share Ownership of Shareholders

As of the record date, June 30, 2010, the shareholders with respect to each Fund known by that Fund to beneficially own 5% or more of the outstanding interest of a class of that Fund are identified at Appendix C.

By Order of the Board of Directors

PHILIP K. HOLL

Secretary

July 8, 2010

Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States. In addition to voting by mail you may also vote by telephone by calling the toll-free number that appears on the enclosed proxy card materials.

A copy of the Fund’s annual report for the year ended December 31, 2009 and a copy of the Fund’s most recent semi-annual report once published are available without charge upon request by writing the Fund at 865 South Figueroa Street, Los Angeles, California 90017 or telephoning it at 1-877-829-4768.

APPENDIX A

TCW FUNDS, INC.

DIRECTORS NOMINATING AND QUALIFICATIONS CHARTER

Nominating Committee Membership and Other Qualifications

No member of the Nominating Committee (the “Committee”) shall be an “interested person” of TCW Funds, Inc. (the “Fund”) as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”). The President and other officers of the Fund, and interested directors, although not members of the Committee, may recommend candidates and recruit them for the Board of Directors (the “Board”) and for executive offices of the Fund. However, the Committee retains the exclusive authority to nominate independent director candidates.

The members of the Committee shall be elected by the Board annually and shall serve until their successors shall be duly elected and qualified.

Purpose of the Committee

The purpose of the Committee is to (i) assist the Board by identifying individuals qualified to become Board members or executive officers and to recommend to the Board the director and/or executive officer nominees and (ii) recommend to the Board director compensation.

Duties of the Committee

1. The Committee shall make nominations for directors and officers of the Fund and submit such nominations to the full Board. In the event of any vacancies on or additions to the Board, the Committee shall oversee the process for identification, evaluation and nomination of potential candidates to serve on the Board. The Committee shall evaluate candidates’ qualifications for such positions and, in the case of candidates for independent director positions, their independence from the Fund’s investment adviser and other principal service providers. Persons selected as independent directors must not be “interested persons” of the Fund as that term is defined in the 1940 Act. The Committee may seek suggestions for independent Board member nominees from any person. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the investment adviser. In determining nominees’ qualifications for Board membership, the Committee shall consider the factors set forth in this paragraph 1 and in paragraph 2 below, and, with respect to nominees presented by a shareholder, paragraph 3 below, and may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board. The Committee may consider the candidate’s potential contribution in terms of experience and background to the operation of the

Board and its committees; the candidate’s other commitments and the impact such commitments may have to his/her service to the Fund; whether the independent Board member could qualify as an “audit committee financial expert” and any such factors as it may deem relevant. The Committee may also consider the views of the Fund’s investment adviser (or affiliates of the investment adviser).

2. To qualify as a nominee for the Board, individuals, at the time of nomination, should have: (a) substantial expertise, work experience or relationships that would contribute to the overall effectiveness of the Board, including in overseeing the Funds and protecting the interests of the Funds’ shareholders; and (b) a degree from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country or a certification as a public accountant. Nominees must satisfy all qualifications, if any, provided in the Fund’s organizational documents, and shall also have no felony convictions or felony or misdemeanor convictions involving the purchase or sale of a security. No person shall be qualified to be a Board member unless the Committee, in consultation with counsel to the independent Board members, has determined that such person, if elected as a Board member, would not cause the applicable Fund to be in violation of or not in compliance with (a) applicable law, regulation or regulatory interpretation, (b) the applicable Fund’s organizational documents, or (c) any general policy adopted by the Board regarding either the retirement age of any Board member or the percentage of the Board that would be comprised of independent Board members.

3. Shareholders may submit for the Committee’s consideration recommendations regarding potential independent Board member nominees. Each eligible shareholder or shareholder group may submit no more than one independent Board member nominee each calendar year.

(a) In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the nominee:

(i) The nominee must satisfy all qualifications provided herein and in the Fund’s organizational documents, including qualification as a possible independent Board member.

(ii) The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.1

(iii) Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

[1]	Terms such as “immediate family member” and “control” shall be interpreted in accordance with the federal securities laws.

(iv) Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

(v) The nominee may not be an executive officer, director (or person fulfilling similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

(vi) The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

(vii) A shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Committee.

(b) In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

(i) Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the Fund’s securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held “short.”

(ii) The nominating shareholder or shareholder group must not qualify as an adverse holder. In other words, if such shareholder were required to report beneficial ownership of its securities, its report would be filed on Securities Exchange Act Schedule 13G instead of Schedule 13D in reliance on Securities Exchange Act Rule 13d-1(b) or (c).

(c) Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Fund’s Secretary, which must include:

(i) the shareholder’s contact information;

(ii) the nominee’s contact information and the number of Fund shares owned by the proposed nominee;

(iii) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act; and

(iv) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if so designated by the Committee and the Fund’s Board.

It shall be in the Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

4. The Committee shall evaluate the participation and contribution of each director coming to the end of his or her term before deciding whether to recommend reelection. The Committee may seek the views of other directors to assist them in this evaluation.

5. The Committee shall periodically review as it deems necessary the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

6. The Committee shall periodically review as it deems necessary director compensation and shall recommend any appropriate changes to the Board as a group.

7. The Committee shall periodically review as it deems necessary issues related to the succession of officers of the Fund, including the Chairman of the Board.

8. The Committee shall make nominations for membership on all committees of the Board and submit such nominations to the full Board, and shall review committee assignments as necessary.

9. The Committee shall review as it deems necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall consult with, and receive recommendations in connection with the foregoing from the Board and Fund management, and shall make recommendations for any such action to the full Board.

Operations of the Committee

1. The Committee shall meet at least annually, and is authorized to hold special meetings as circumstances warrant.

2. The Committee shall ordinarily meet in person; however, members may attend telephonically or by video conference, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s by-laws.

3. The Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

4. The Committee may select one of its members to be the chair.

5. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

6. Upon the recommendation of the Committee, the Board shall adopt and approve this Charter and may amend it and may approve exceptions to the Charter from time to time. The Committee shall review this Charter at least annually and recommend to the Board any changes the Committee deems appropriate or necessary.

7. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund counsel and to retain experts or other persons with specific competence at the expense of the Fund. The Committee shall have sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm’s fees and other retention items.

September 15, 2009

APPENDIX B

TCW Balanced Fund	483,318.360 shares

TCW Concentrated Value Fund	6,015,782.898 shares

TCW Dividend Focused Fund	70,444,228.827 shares

TCW Growth Fund	53,571.428 shares

TCW Growth Equities Fund	7,755,872.233 shares

TCW Large Cap Growth Fund	546,523.940 shares

TCW Relative Value Large Cap Fund	47,299,613.680 shares

TCW Relative Value Small Cap Fund	2,366,304.715 shares

TCW Select Equities Fund	11,346,692.293 shares

TCW Small Cap Growth Fund	22,144,951.256 shares

TCW Value Opportunities Fund	16,359,557.213 shares

TCW Money Market Fund	148,930,923.060 shares

TCW Core Fixed Income Fund	21,727,431.363 shares

TCW High Yield Bond Fund	21,342,050.126 shares

TCW Short Term Bond Fund	8,845,390.147 shares

TCW Total Return Bond Fund	491,646,159.793 shares

TCW Emerging Markets Equities Fund	2,390,180.378 shares

TCW Emerging Markets Income Fund	50,288,979.597 shares

TCW Conservative Allocation	461,760.031 shares

TCW Moderate Allocation Fund	1,887,341.701 shares

TCW Aggressive Allocation Fund	294,297.726 shares

B-1

APPENDIX C

TCW Balanced Fund

Class I

Raymond James & Associates Custodian

Frank Henderson IRA

1775 Chadwick Rd.

Englewood, CO 34223

US Bank NA Custodian

Michael Soles IRA

247 Carondelet St.

Los Angeles, CA 90057

Class N

TCW Capital Investment Corporation

865 S. Figueroa Street

Los Angeles, CA 90017

TCW Concentrated Value Fund

Class I

Bost & Company

P.O. Box 3198

Pittsburg, PA 15230

Mann Family Trust

c/o Trust Company of the West

865 S. Figueroa Street

Los Angeles, CA 90017

Parker Trust

P.O. Box 8028

Naples, FL 34101

Class N

Société Générale Asset Management SA

170 Place Henri Regnault

92043 Paris La Defense, France

TCW Dividend Focused Fund

Class I

IBEW Pension Trust

5735 Elizabeth Ave.

St. Louis, MO 63110

Class N

None

TCW Growth Fund

Class I

Société Générale Asset Management SA

170 Place Henri Regnault

92043 Paris La Defense, France

Class N

Société Générale Asset Management SA

170 Place Henri Regnault

92043 Paris La Defense, France

TCW Growth Equities Fund

Class I

Société Générale Asset Management SA

170 Place Henri Regnault

92043 Paris La Defense, France

Tifhat LP

221 E. Walnut St.

Pasadena, CA 91101

Class N

None

TCW Large Cap Growth Fund

Class I

Jana Hackett Trust

c/o Trust Company of the West

865 S. Figueroa Street

Los Angeles, CA 90017

Mann Family Trust

c/o Trust Company of the West

865 S. Figueroa Street

Los Angeles, CA 90017

Norman Friedmann Trust

c/o Trust Company of the West

865 S. Figueroa Street

Los Angeles, CA 90017

TCW Moderate Allocation Fund

c/o Trust Company of the West

865 S. Figueroa Street

Los Angeles, CA 90017

Class N

Trust Company of the West

Deferred Compensation Plan

865 S. Figueroa Street

Los Angeles, CA 90017

TCW Relative Value Large Cap Fund

None

TCW Relative Value Small Cap Fund

Class I

Diane E. Jaffee

c/o Trust Company of the West

1251 Avenue of the Americas

New York, NY 10020

Class N

None

TCW Select Equities Fund

None

TCW Small Cap Growth Fund

None

TCW Value Opportunities Fund

Class I

Mac & Co FBO

Colgate Palmolive

P.O. Box 3198

Pittsburgh, PA 15230

Bost & Company

P.O. Box 3198

Pittsburg, PA 15230

Class N

None

TCW Money Market Fund

Class I

Orchard Trust Company LLC FBO

Putnam Investments

8515 E. Orchard Rd.

Greenwood Village, CO 80111

Childrens Hospital of Los Angeles

P.O. Box 27980

Los Angeles, CA 90027

Bost & Company

P.O. Box 3198

Pittsburg, PA 15230

TCW Core Fixed Income Fund

Class I

National Fuel Gas Company Retirement Plan

6363 Main St.

Williamsville, NY 14221

Class N

None

TCW High Yield Bond Fund

Class I

City of Tallahassee

City Hall

300 S. Adams St.

Tallahassee, FL 32301

Class N

None

TCW Short Term Bond Fund

Class I

Société Générale Asset Management SA

170 Place Henri Regnault

92043 Paris La Defense, France

TCW Total Return Bond Fund

Class N

None

TCW Emerging Markets Equities Fund

Class I

Société Générale Asset Management SA

170 Place Henri Regnault

92043 Paris La Defense, France

Class N

Société Générale Asset Management SA

170 Place Henri Regnault

92043 Paris La Defense, France

TCW Emerging Markets Income Fund

None

TCW Conservative Allocation

Class I

Gilmore Foundation

6301 W. 3rd St.

Los Angeles, CA 90036

Blackman McClure Trust

c/o Trust Company of the West

865 S. Figueroa Street

Los Angeles, CA 90017

Phyllis Casano

c/o Trust Company of the West

865 S. Figueroa Street

Los Angeles, CA 90017

Class N

Société Générale Asset Management SA

170 Place Henri Regnault

92043 Paris La Defense, France

TCW Moderate Allocation Fund

Class I

Donohue Charitable Trust

c/o Trust Company of the West

865 S. Figueroa Street

Los Angeles, CA 90017

Shannon Family Foundation

c/o Trust Company of the West

865 S. Figueroa Street

Los Angeles, CA 90017

Mellon Bank Custodian

Linda Severy IRA

3371 Graves Mill Rd.

Madison, VA 22727

Class N

Société Générale Asset Management SA

170 Place Henri Regnault

92043 Paris La Defense, France

TCW Aggressive Allocation Fund

Class I

Hugh O’Brian Youth Leadership

32155 Cedar Valley Drive

Westlake Village, CA 91362

Class N

Société Générale Asset Management SA

170 Place Henri Regnault

92043 Paris La Defense, France

TCW

PROXY CARD

TCW FUNDS, INC.

865 South Figueroa Street

Los Angeles, California 90017

TCW             FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 17, 2010

The undersigned hereby appoint(s) Philip K. Holl, Charles W. Baldiswieler and George N. Winn or any one or more of them, proxies, with full power of substitution, to vote all shares of the TCW mentioned above (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the JW Marriott Hotel, 900 West Olympic Blvd., Los Angeles, California 90015 on Tuesday, August 17, 2010 at 9:30 a.m., local time, and at any adjournment thereof.

When properly executed, this proxy will be voted as indicated on the reverse side or “FOR” the Proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting. Receipt of Notice of Special Meeting and Proxy Statement is hereby acknowledged.

[ADDRESS LINE 1]

[ADDRESS LINE 2]

[ADDRESS LINE 3]

[ADDRESS LINE 4]

[ADDRESS LINE 5]

[ADDRESS LINE 6]

[ADDRESS LINE 7]

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature Date

Signature (if held jointly) Date

Title if a corporation, partnership or other entity

FOLD HERE - PLEASE DO NOT TEAR

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet: Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.

2. Touchtone

Phone: Simply dial toll-free XXXXXXXXXXX and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail: Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided. Control Number:

11111111111111

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

TAGID: “TAG ID” CUSIP: “CUSIP”

TCW064103.1

PROXY CARD

TCW FUNDS, INC.

865 South Figueroa Street

Los Angeles, California 90017

TCW             FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 17, 2010

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: X

PROPOSAL:

1. Election of Directors:

NOMINEES:

(01) Charles W. Baldiswieler (05) John A. Gavin (09) Peter McMillan

(02) Samuel P. Bell (06) Patrick C. Haden (10) Charles A. Parker

(03) Richard W. Call (07) Janet E. Kerr (11) Marc I. Stern

(04) Matthew K. Fong (08) Thomas E. Larkin

FOR ALL (NOMINEES) WITHHOLD FROM ALL (NOMINEES)

*EXCEPTIONS (see instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s number in the space provided below. Nominees that are not listed below will receive a vote FOR.

Exceptions:

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.

“Scanner Bar Code”

TAG ID: CUSIP: